UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2019 (March 27, 2019)

Versum Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37664	47-5632014
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8555 South River Parkway, Tempe, Arizona		85284
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 282-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 27, 2019, Entegris, Inc. (“Entegris”) granted Versum Materials, Inc. (“Versum”) a waiver that permits Versum to engage in discussions with, but not provide non-public information to, Merck KGaA, Darmstadt, Germany (“Merck”) for a 10-day period commencing on March 27, 2019. A copy of the waiver letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 28, 2019, in accordance with such waiver, representatives of Versum and Merck met to discuss the terms of the previously announced unsolicited tender offer from Merck to acquire all outstanding shares of Versum for $48 per share in cash (the “Offer”) and Merck conveyed the possibility of improving the terms of the Offer upon review by Merck of certain information required for Merck to complete its due diligence.

Following such discussion, on March 29, 2019, Versum issued a press release announcing that the board of directors of Versum (the “Versum Board”), after careful consideration and consultation with its financial and legal advisors, unanimously determined to reject the Offer, unanimously determined that Merck’s proposal could reasonably be expected to result in a superior proposal for purposes of Versum’s previously announced merger agreement with Entegris, and authorized Versum’s management and its advisers to engage in further discussions with, and provide non-public information to, Merck. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Versum Board has not changed its recommendation in support of the pending all-stock merger of equals with Entegris.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Waiver letter dated March 27, 2019

99.2	Press release dated March 29, 2019

Additional Information About the Merck Tender Offer

Versum Materials intends to file a solicitation/recommendation statement with respect to the tender offer with the SEC within 10 business days of the commencement of the tender offer. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the Securities and Exchange Commission (“SEC”) by Versum Materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Versum Materials will be available free of charge on Versum Materials’ website at http://investors.versummaterials.com or by phone at 484-275-5907.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,”

“will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Versum Materials’ and Entegris, Inc.’s (“Entegris”) control. Statements in this communication regarding Versum Materials, Entegris and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Versum Materials’ and Entegris’ business and future financial and operating results, the amount and timing of synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Versum Materials’ and Entegris’ control. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Versum Materials’ and Entegris’ products and solutions; (ii) the ability to meet rapid demand shifts; (iii) the ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the concentrated customer base; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Versum Materials’ and Entegris’ international operations; (viii) Versum Materials’ and Entegris’ dependence on sole source and limited source suppliers; (ix) the increasing complexity of certain manufacturing processes; (x) raw material shortages and price increases; (xi) changes in government regulations of the countries in which Versum Materials and Entegris operate; (xii) the fluctuation of currency exchange rates; (xiii) fluctuations in the market price of Entegris’ stock; (xiv) the level of, and obligations associated with, Versum Materials’ and Entegris’ indebtedness; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Entegris’ businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Versum Materials’ and Entegris’ ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Versum Materials’ and Entegris’ filings with the SEC, including under the headings “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Entegris’ and Versum Materials’ joint proxy statement/prospectus that forms part of the registration statement on Form S-4 filed by Entegris, “Risks Factors” in Item 1A of Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and Versum Materials’ Annual Report on Form 10-K for the fiscal year ended September 30, 2018, filed on November 21, 2018 and in other periodic filings, available on the SEC website or www.entegris.com or www.versummaterials.com. Versum Materials and Entegris assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Versum Materials and Entegris. In connection with the proposed transaction, Entegris filed with the Securities and Exchange Commission a registration statement on Form S-4 on February 28, 2019, as amended on March 18, 2019, that includes a joint proxy statement of Versum Materials and Entegris and that also constitutes a prospectus of Entegris. The registration statement was declared effective by the SEC on March 20, 2019, and Versum Materials and Entegris commenced mailing of the definitive joint proxy statement/prospectus to the stockholders of Versum Materials and Entegris on or about March 22, 2019. Each of Versum Materials and Entegris also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE

REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Versum Materials and Entegris, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Entegris will be available free of charge on Entegris’ website at http://www.entegris.com or by contacting Entegris’ Investor Relations Department by email at irelations@entegris.com or by phone at 978-436-6500. Copies of the documents filed with the SEC by Versum Materials will be available free of charge on Versum Materials’ website at http://investors.versummaterials.com or by phone at 484-275-5907.

Participants in the Solicitation for the Proposed Versum Materials/Entegris Merger

Versum Materials, Entegris and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Versum Materials are set forth in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on December 20, 2018, and Versum Materials’ Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 21, 2018. Information about the directors and executive officers of Entegris are set forth in Entegris’ proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on March 20, 2019, and Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 11, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Versum Materials or Entegris using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 29, 2019	Versum Materials, Inc.

	By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Senior Vice President, General Counsel and Secretary